EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, David Green, Chief Financial Officer of SeaStar Medical Holding Corporation (the “Company”), certify that:

1. the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2025

/s/ David Green
David Green
Chief Financial Officer